SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 15, 2005

                           OPHTHALMIC IMAGING SYSTEMS
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


CALIFORNIA                                1-11140                 94-3035367
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(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
Incorporation)                                               Identification No.)


          221 Lathrop Way, Suite I
           Sacramento, California                                 95815
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  (Address of Principal Executive Offices)                      (Zip Code)


(Registrant's telephone number, including area code):   (916) 646-2020


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   OTHER EVENTS.

         On April 15, 2005, the Board of Directors of the Registrant adopted the Amended and Restated Bylaws of the Registrant, a copy of which is attached hereto as exhibit 99.1.

         The Amended and Restated Bylaws restate in their entirety the Bylaws of the Registrant (the "Original Bylaws") as originally certified on July 21, 1986 and as amended on March 25, 1992, May 9, 1992, January 23, 1993, and January 28, 1998.

         The Amended and Restated Bylaws amend the section titled "President" as set forth in Article III Section 7 of the Original By-laws and add a new Section 7 "Chief Executive Officer". Other conforming changes have been made in the Amended and Restated Bylaws.

Section 7 of the Original Bylaws provided:

         "Section 7. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an Officer, the president shall be the Chief Executive Officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and Officers of the corporation. He or she shall preside at all meetings of the Shareholders and in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. The President shall be ex officio a member of all the standing committees, including the Executive Committee, if any, and shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws."

New Sections 7 and 8 of the Amended and Restated Bylaws provide as follows:

         "Section 7. CHIEF EXECUTIVE OFFICER. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an Officer, the Chief Executive Officer of the corporation shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and Officers of the corporation. He or she shall preside at all meetings of the Shareholders and in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. Subject to applicable laws, the Chief Executive Officer shall be ex officio a member of all the standing committees, including the Executive Committee, if any, and shall have the general powers and duties of management usually vested in the office of Chief Executive Officer of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

         Section 8. PRESIDENT. The President shall have such powers and duties as may be prescribed by the Board of Directors or the Bylaws."

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

Exhibit Number    Description

99.1              Amended and Restated By-laws of the Registrant.

                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 4, 2005

                                               OPHTHALMIC IMAGING SYSTEMS


                                               By: /s/ Ariel Shenhar
                                                  ------------------------
                                                  Name:  Ariel Shenhar
                                                  Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number           Description

99.1             Amended and Restated By-laws of the Registrant.